UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2004

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	0-23538	11-2153962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance, CA	90503

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

(former Name or Former Address, if Changed since Last Report)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 17, 2004.

99.2	Transcript of earnings release webcast held on August 17, 2004.

Item 12. Results of Operations and Financial Condition.

     On August 17, 2004, the registrant issued a press release setting forth financial results for its first quarter ended June 30, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition to the issuance of the press release, the registrant also conducted a webcast regarding results for the first quarter ended June 30, 2004. A transcript of this webscast is attached hereto as Exhibit 99.2 and incorporated herein by reference.

     This information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.
/s/ Charles Yeagley
Charles Yeagley
Date: August 18, 2004	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 17, 2004.

99.2	Transcript of earnings release webcast held on August 17, 2004.